EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. Amounts herein reflect certain reclassifications as noted in the Company's Form 8-K dated April 5, 2006 filed with the Securities and Exchange Commission.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                   Quarters Ended
                                                                       March 31,
                                                           -------------------------------     Percentage
                                                                2006           2005             Inc/(Dec)
                                                           --------------   --------------   --------------
Revenues
  Discount revenue                                         $        2,969   $        2,639               13%
  Cardmember lending net finance charge revenue                       729              592               23
  Net card fees                                                       520              498                4
  Travel commissions and fees                                         418              422               (1)
  Other commissions and fees                                          639              558               15
  Securitization income, net                                          386              316               22
  Other investment and interest income, net                           275              261                5
  Other                                                               396              354               12
                                                           --------------   --------------
   Total                                                            6,332            5,640               12
                                                           --------------   --------------
Expenses
  Marketing, promotion, rewards
    and cardmember services                                         1,522            1,323               15
  Human resources                                                   1,240            1,187                4
  Provision for losses and benefits:
    Charge card                                                       209              215               (3)
    Cardmember lending                                                321              295                9
    Investment certificates and other                                 138               79               75
                                                           --------------   --------------
     Total                                                            668              589               13
  Professional services                                               561              487               15
  Occupancy and equipment                                             346              336                3
  Interest                                                            279              201               39
  Communications                                                      113              117               (3)
  Other                                                               278              312              (11)
                                                           --------------   --------------
   Total                                                            5,007            4,552               10
                                                           --------------   --------------
Pretax income from continuing operations                            1,325            1,088               22
Income tax provision                                                  449              343               31
                                                           --------------   --------------
Income from continuing operations                                     876              745               18
(Loss)/Income from discontinued operations, net of tax                 (3)             201                #
                                                           --------------   --------------
Net income                                                 $          873   $          946               (8)
                                                           ==============   ==============

# - Denotes a variance of more than 100%.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS

(Billions)

                                                             March 31,      December 31,
                                                               2006             2005
                                                          --------------   --------------
Assets
  Cash and cash equivalents                               $            5   $            7
  Accounts receivable                                                 34               35
  Investments                                                         21               21
  Loans                                                               40               41
  Other assets                                                        10               10
                                                          --------------   --------------
   Total assets                                           $          110   $          114
                                                          ==============   ==============

Liabilities and Shareholders' Equity
  Short-term debt                                         $           15   $           16
  Long-term debt                                                      31               31
  Other liabilities                                                   53               56
                                                          --------------   --------------
   Total liabilities                                                  99              103
                                                          --------------   --------------

  Shareholders' equity                                                11               11
                                                          --------------   --------------
   Total liabilities and shareholders' equity             $          110   $          114
                                                          ==============   ==============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                      Quarters Ended
                                                                         March 31,
                                                             ------------------------------      Percentage
                                                                   2006           2005            Inc/(Dec)
                                                             -------------    -------------    --------------
REVENUES
  U.S. Card Services                                         $       3,180    $       2,777                15%
  International Card & Global Commercial Services                    2,303            2,146                 7
  Global Network & Merchant Services                                   705              638                11
                                                             -------------    -------------
                                                                     6,188            5,561                11
  Corporate & Other,
   including adjustments and eliminations                              144               79                82
                                                             -------------    -------------

CONSOLIDATED REVENUES                                        $       6,332    $       5,640                12
                                                             =============    =============

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                         $         796    $         703                13
  International Card & Global Commercial Services                      311              242                29
  Global Network & Merchant Services                                   262              171                53
                                                             -------------    -------------
                                                                     1,369            1,116                23
  Corporate & Other                                                    (44)             (28)               57
                                                             -------------    -------------

PRETAX INCOME FROM CONTINUING OPERATIONS                     $       1,325    $       1,088                22
                                                             =============    =============

NET INCOME (LOSS)

  U.S. Card Services                                         $         546    $         482                13
  International Card & Global Commercial Services                      213              192                11
  Global Network & Merchant Services                                   166              111                50
                                                             -------------    -------------
                                                                       925              785                18
  Corporate & Other                                                    (49)             (40)               23
                                                             -------------    -------------
  Income from continuing operations                                    876              745                18
  (Loss)/Income from discontinued operations, net of tax                (3)             201                  #
                                                             -------------    -------------

NET INCOME                                                   $         873    $         946                (8)
                                                             =============    =============

# - Denotes a variance of more than 100%.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                      Quarters Ended
                                                                         March 31,
                                                             ------------------------------      Percentage
                                                                   2006           2005            Inc/(Dec)
                                                             -------------    -------------    -------------
EARNINGS PER COMMON SHARE

BASIC
  Income from continuing operations                           $       0.71     $       0.60               18%
  (Loss)/Income from discontinued operations                           -               0.16                 #
                                                             -------------    -------------
  Net income                                                  $       0.71     $       0.76               (7)%
                                                             =============    =============

  Average common shares outstanding (millions)                       1,232            1,239               (1)%
                                                             =============    =============

DILUTED
  Income from continuing operations                           $       0.70     $       0.59               19%
  (Loss)/Income from discontinued operations                         (0.01)            0.16                 #
                                                             -------------    -------------
  Net income                                                  $       0.69     $       0.75               (8)%
                                                             =============    =============

  Average common shares outstanding (millions)                       1,258            1,264                -%
                                                             =============    =============

Cash dividends declared per common share                      $       0.12     $       0.12                -%
                                                             =============    =============

                       SELECTED STATISTICAL INFORMATION

                                                                      Quarters Ended
                                                                         March 31,
                                                             ------------------------------     Percentage
                                                                 2006             2005           Inc/(Dec)
                                                             -------------    -------------    -------------
Return on average total shareholders' equity (A)                      27.3%            22.8%
Common shares outstanding (millions)                                 1,233            1,245               (1)%
Book value per common share (B)                              $        8.60    $       12.95              (34)%
Shareholders' equity (billions) (B)                          $        10.6    $        16.1              (34)%

# - Denotes a variance of more than 100%.

(A) Computed on a trailing 12-month basis using reported net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(B) Total shareholders' equity and book value per common share amounts prior to September 30, 2005 include discontinued operations reflected in the Company's Consolidated Financial Statements.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                      Quarters Ended
                                                                         March 31,
                                                             ------------------------------      Percentage
                                                                   2006           2005            Inc/(Dec)
                                                             --------------   -------------    --------------
Card billed business (A):
  United States                                              $        92.9    $        79.6               17%
  Outside the United States                                           34.3             29.7               15
                                                             -------------    -------------
    Total                                                    $       127.2    $       109.3               16
                                                             =============    =============
Total cards-in-force (millions) (A):
  United States                                                       44.0             40.3                9%
  Outside the United States                                           28.5             25.8               10
                                                             -------------    -------------
    Total                                                             72.5             66.1               10
                                                             =============    =============
Basic cards-in-force (millions) (A):

  United States                                                       33.7             30.6               10%
  Outside the United States                                           23.6             21.3               11
                                                             -------------    -------------
    Total                                                             57.3             51.9               10
                                                             =============    =============

Average discount rate (B)                                             2.58%            2.61%
Average basic cardmember spending (dollars) (A)              $       2,612    $       2,412                8%
Average fee per card (dollars) (A)                           $          34    $          35               (3)%
Travel sales                                                 $         5.3    $         5.0                6%
Travel commissions and fees/sales                                      7.9%             8.4%
Worldwide Travelers Cheque and prepaid products:
  Sales                                                      $         4.2    $         4.2                -%
  Average outstanding                                        $         6.9    $         7.1               (3)%
  Average investments                                        $         7.7    $         7.8               (1)%
  Investment yield (C)                                                 5.0%             5.2%
  Tax equivalent yield - managed (C)                                   7.7%             8.0%
International banking
  Total loans                                                $         7.2    $         7.0                3%
  Private banking holdings                                   $        20.8    $        18.9               10%

(A) Card billed business includes activities related to proprietary cards, cards issued under network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards. Cards-in-force include proprietary cards and cards issued under network partnership agreements. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) Computed as follows: Discount Revenue from all card spending
(proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation.

(C) Investment yield represents earnings on certain tax-exempt securities. The tax equivalent yield - managed represents earnings on such tax-exempt securities as if it had been earned on a taxable basis and assumes an income tax-rate of 35 percent.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                      Quarters Ended
                                                                         March 31,
                                                             -----------------------------      Percentage
                                                                 2006             2005          Inc/(Dec)
                                                             ------------     ------------     ------------
Worldwide cardmember receivables:
  Total receivables                                          $       33.2     $       30.0               11%
  90 days past due as a % of total                                    1.8%             1.9%
  Loss reserves (millions):                                  $        978     $        831               18%
    % of receivables                                                  2.9%             2.8%
    % of 90 days past due                                             163%             147%
  Net loss ratio as a % of charge volume                             0.19%            0.23%

Worldwide cardmember lending - owned basis (A):
  Total loans                                                $       32.7     $       25.9               26%
  30 days past due loans as a % of total                              2.6%             2.7%
  Loss reserves (millions):
    Beginning balance                                        $        996     $        972                2%
      Provision                                                       299              266               12
      Net write-offs                                                 (270)            (267)               1
      Other                                                            28              (53)               #
                                                             ------------     ------------
    Ending balance                                           $      1,053     $        918               15
                                                             ============     ============
    % of loans                                                        3.2%             3.6%
    % of past due                                                     123%             134%
  Average loans                                              $       32.4     $       26.3               23%
  Net write-off rate                                                  3.3%             4.1%
  Net finance charge revenue(C)/average loans                         9.1%             9.0%

Worldwide cardmember lending - managed basis (B):
  Total loans                                                $       53.5     $       46.3               16%
  30 days past due loans as a % of total                              2.5%             2.6%
  Loss reserves (millions):
    Beginning balance                                        $      1,469     $      1,475               (0)%
      Provision                                                       393              471              (17)
      Net write-offs                                                 (404)            (474)             (15)
      Other                                                            96              (53)                #
                                                             ------------     ------------
    Ending balance                                           $      1,554     $      1,419               10
                                                             ============     ============
    % of loans                                                        2.9%             3.1%
    % of past due                                                     116%             120%
  Average loans                                              $       53.7     $       46.4               16%
  Net write-off rate                                                  3.0%             4.1%
  Net finance charge revenue(C)/average loans                         9.2%             9.1%

# - Denotes a variance of more than 100%.

(A) "Owned" or GAAP basis measurement reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under "Managed Basis" in the Company's press release that accompanies this information for further discussion of the managed basis presentation.

(C) Computed on an annualized basis.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                     Quarters Ended
                                                       -------------------------------------------------------------------------
                                                          March 31,    December 31,  September 30,    June 30,       March 31,
                                                            2006           2005           2005          2005           2005
                                                       -------------  -------------  -------------  -------------  -------------
Revenues
  Discount revenue                                     $       2,969  $       3,096  $       2,894  $       2,860  $       2,639
  Cardmember lending net finance charge revenue                  729            703            648            637            592
  Net card fees                                                  520            518            511            506            498
  Travel commissions and fees                                    418            435            421            502            422
  Other commissions and fees                                     639            630            598            589            558
  Securitization income, net                                     386            295            353            296            316
  Other investment and interest income, net                      275            279            246            269            261
  Other                                                          396            424            357            361            354
                                                       -------------  -------------  -------------  -------------  -------------
    Total                                                      6,332          6,380          6,028          6,020          5,640
                                                       -------------  -------------  -------------  -------------  -------------
Expenses
  Marketing, promotion, rewards
    and cardmember services                                    1,522          1,581          1,492          1,445          1,323
  Human resources                                              1,240          1,177          1,197          1,268          1,187
  Provision for losses and benefits:
    Charge card                                                  209            290            299            234            215
    Cardmember lending                                           321            415            364            275            295
    Investment certificates and other                            138            108             76            123             79
                                                       -------------  -------------  -------------  -------------  -------------
      Total                                                      668            813            739            632            589
  Professional services                                          561            714            563            544            487
  Occupancy and equipment                                        346            390            346            356            336
  Interest                                                       279            249            238            232            201
  Communications                                                 113            115            112            113            117
  Other                                                          278            382            261            309            312
                                                       -------------  -------------  -------------  -------------  -------------
    Total                                                      5,007          5,421          4,948          4,899          4,552
                                                       -------------  -------------  -------------  -------------  -------------
Pretax income from continuing operations                       1,325            959          1,080          1,121          1,088
Income tax provision                                             449            208            215            261            343
                                                       -------------  -------------  -------------  -------------  -------------
Income from continuing operations                                876            751            865            860            745
(Loss)/Income from discontinued operations, net of tax            (3)            (6)           165            153            201
                                                       -------------  -------------  -------------  -------------  -------------
Net income                                             $         873  $         745  $       1,030  $       1,013  $         946
                                                       =============  =============  =============  =============  =============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                                     Quarters Ended
                                                       -------------------------------------------------------------------------
                                                          March 31,    December 31,  September 30,    June 30,       March 31,
                                                            2006           2005           2005          2005           2005
                                                       -------------  -------------  -------------  -------------  -------------
REVENUES
  U.S. Card Services                                   $       3,180  $       3,181  $       3,044  $       2,976  $       2,777
  International Card & Global Commercial Services              2,303          2,299          2,212          2,248          2,146
  Global Network & Merchant Services                             705            725            693            691            638
                                                       -------------  -------------  -------------  -------------  -------------
                                                               6,188          6,205          5,949          5,915          5,561
  Corporate & Other,
  including adjustments and eliminations                         144            175             79            105             79
                                                       -------------  -------------  -------------  -------------  -------------

CONSOLIDATED REVENUES                                  $       6,332  $       6,380  $       6,028  $       6,020  $       5,640
                                                       =============  =============  =============  =============  =============

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                   $         796  $         538  $         633  $         697  $         703
  International Card & Global Commercial Services                311            290            317            244            242
  Global Network & Merchant Services                             262            252            214            245            171
                                                       -------------  -------------  -------------  -------------  -------------
                                                               1,369          1,080          1,164          1,186          1,116

  Corporate & Other                                              (44)          (121)           (84)           (65)           (28)
                                                       -------------  -------------  -------------  -------------  -------------

PRETAX INCOME FROM CONTINUING OPERATIONS               $       1,325  $         959  $       1,080  $       1,121  $       1,088
                                                       =============  =============  =============  =============  =============

NET INCOME (LOSS)
  U.S. Card Services                                   $         546  $         414  $         443  $         477  $         482
  International Card & Global Commercial Services                213            233            249            225            192
  Global Network & Merchant Services                             166            166            141            155            111
                                                       -------------  -------------  -------------  -------------  -------------
                                                                 925            813            833            857            785

  Corporate & Other                                              (49)           (62)            32              3            (40)
                                                       -------------  -------------  -------------  -------------  -------------
  Income from continuing operations                              876            751            865            860            745
  (Loss)/Income from discontinued operations,
    net of tax                                                    (3)            (6)           165            153            201
                                                       -------------  -------------  -------------  -------------  -------------

NET INCOME                                             $         873  $         745  $       1,030  $       1,013  $         946
                                                       =============  =============  =============  =============  =============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                                     Quarters Ended
                                                     ----------------------------------------------------------------------------
                                                        March 31,     December 31,   September 30,      June 30,       March 31,
                                                          2006            2005           2005             2005            2005
                                                     -------------   -------------   -------------  -------------   -------------
EARNINGS PER COMMON SHARE

BASIC
  Income from continuing operations                  $        0.71   $        0.61   $        0.70   $       0.70   $        0.60
  (Loss)/Income from discontinued operations                     -           (0.01)           0.14           0.12            0.16
                                                     -------------   -------------   -------------  -------------   -------------
  Net income                                         $        0.71   $        0.60   $        0.84   $       0.82   $        0.76
                                                     =============   =============   =============  =============   =============

  Average common shares outstanding (millions)               1,232           1,232           1,229          1,231           1,239
                                                     =============   =============   =============  =============   =============

DILUTED
  Income from continuing operations                  $        0.70   $        0.60   $        0.69   $       0.69   $        0.59
  (Loss)/Income from discontinued operations                 (0.01)          (0.01)           0.13           0.12            0.16
                                                     -------------   -------------   -------------  -------------   -------------
  Net income                                         $        0.69   $        0.59   $        0.82   $       0.81   $        0.75
                                                     =============   =============   =============  =============   =============

  Average common shares outstanding (millions)               1,258           1,258           1,254          1,254           1,264
                                                     =============   =============   =============  =============   =============

Cash dividends declared per common share             $        0.12   $        0.12   $        0.12   $       0.12   $        0.12
                                                     =============   =============   =============  =============   =============

                       SELECTED STATISTICAL INFORMATION

                                                                                     Quarters Ended
                                                     ----------------------------------------------------------------------------
                                                        March 31,     December 31,   September 30,      June 30,       March 31,
                                                          2006            2005           2005             2005            2005
                                                     -------------   -------------   -------------  -------------   -------------

Return on average total shareholders' equity (A)              27.3%           25.4%           24.2%         23.1%            22.8%
Common shares outstanding (millions)                         1,233           1,241           1,239         1,240            1,245
Book value per common share (B)                      $        8.60   $        8.50   $        7.99   $     13.84    $       12.95
Shareholders' equity (billions) (B)                  $        10.6   $        10.5   $         9.9   $      17.2    $        16.1

(A) Computed on a trailing 12-month basis using reported net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(B) Total shareholders' equity and book value per common share amounts prior to September 30, 2005 include discontinued operations reflected in the Company's Consolidated Financial Statements.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                              Quarters Ended
                                                    ---------------------------------------------------------------------
                                                      March 31,    December 31,  September 30,    June 30,     March 31,
                                                        2006           2005           2005          2005         2005
                                                    -----------    ------------  -------------   -----------  -----------
Card billed business (A):
  United States                                     $      92.9    $       96.9  $        89.6   $      88.5  $      79.6
  Outside the United States                                34.3            35.7           32.1          32.3         29.7
                                                    -----------    ------------- -------------   -----------  -----------
    Total                                           $     127.2    $      132.6  $       121.7   $     120.8  $     109.3
                                                    ===========    ============= =============   ===========  ===========
Total cards-in-force (millions) (A):

  United States                                            44.0            43.0           42.0          41.0         40.3
  Outside the United States                                28.5            28.0           27.0          26.3         25.8
                                                    -----------    ------------- -------------   -----------  -----------
    Total                                                  72.5            71.0           69.0          67.3         66.1
                                                    ===========    ============= =============   ===========  ===========
Basic cards-in-force (millions) (A):
  United States                                            33.7            32.8           31.9          31.1         30.6
  Outside the United States                                23.6            23.2           22.4          21.8         21.3
                                                    -----------    ------------- -------------   -----------  -----------
    Total                                                  57.3            56.0           54.3          52.9         51.9
                                                    ===========    ============= =============   ===========  ===========

Average discount rate (B)                                  2.58%           2.55%          2.58%         2.59%        2.61%
Average quarterly basic cardmember spending
  (dollars) (A)                                     $     2,612    $      2,778  $       2,610   $     2,640  $     2,412
Average fee per card (dollars) (A)                  $        34    $         35  $          35   $        35  $        35
Travel sales                                        $       5.3    $        5.2  $         4.8   $       5.6  $       5.0
Travel commissions and fees/sales                           7.9%            8.4%           8.7%          8.9%         8.4%
Worldwide Travelers Cheque and prepaid products:
  Sales                                             $       4.2    $        4.8  $         5.8   $       4.9  $       4.2
  Average outstanding                               $       6.9    $        6.9  $         7.3   $       7.1  $       7.1
  Average investments                               $       7.7    $        7.6  $         7.9   $       7.7  $       7.8
  Investment yield (C)                                      5.0%            5.1%           5.1%          5.2%         5.2%
  Tax equivalent yield - managed (C)                        7.7%            7.9%           7.8%          8.0%         8.0%
International banking:
  Total loans                                       $       7.2    $        7.1  $         6.9   $       7.0  $       7.0
  Private banking holdings                          $      20.8    $       20.3  $        20.2   $      19.8  $      18.9

(A) Card billed business includes activities related to proprietary cards, cards issued under network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards. Cards-in-force include proprietary cards and cards issued under network partnership agreements. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) Computed as follows: Discount Revenue from all card spending
(proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation.

(C) Investment yield represents earnings on certain tax-exempt securities. The tax equivalent yield - managed represents earnings on such tax-exempt securities as if it had been earned on a taxable basis and assumes an income tax-rate of 35 percent.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                     ----------------------------------------------------------------------------
                                                        March 31,     December 31,   September 30,      June 30,       March 31,
                                                          2006            2005            2005           2005           2005
                                                     -------------   -------------   -------------  -------------   -------------
Worldwide cardmember receivables:
  Total receivables                                  $        33.2   $        34.2   $        31.9   $       31.5   $        30.0
  90 days past due as a % of total                             1.8%            1.6%            1.7%           1.7%            1.9%
  Loss reserves (millions):                          $         978   $         942   $         909   $        848   $         831
    % of receivables                                           2.9%            2.8%            2.9%           2.7%            2.8%
    % of 90 days past due                                      163%            177%            173%           160%            147%
  Net loss ratio as a % of charge volume                      0.19%           0.29%           0.27%          0.25%           0.23%

Worldwide cardmember lending - owned basis (A):
  Total loans                                        $        32.7   $        33.1   $        29.9   $       28.1   $        25.9
  30 days past due loans as a % of total                       2.6%            2.5%            2.5%           2.4%            2.7%
  Loss reserves (millions):
    Beginning balance                                $         996   $         952   $         888   $        918   $         972
      Provision                                                299             374             325            262             266
      Net write-offs                                          (270)           (323)           (280)          (285)           (267)
      Other                                                     28              (7)             19             (7)            (53)
                                                     -------------   -------------   -------------  -------------   -------------
    Ending balance                                   $       1,053   $         996   $         952   $        888   $         918
                                                     =============   =============   =============  =============   =============
    % of loans                                                 3.2%            3.0%            3.2%           3.2%            3.6%
    % of past due                                              123%            122%            128%           133%            134%
  Average loans                                      $        32.4   $        31.0   $        28.3   $       27.5   $        26.3
  Net write-off rate                                           3.3%            4.2%            4.0%           4.1%            4.1%
  Net finance charge revenue(C)/average loans                  9.1%            9.0%            9.2%           9.3%            9.0%

Worldwide cardmember lending - managed basis (B):
  Total loans                                        $        53.5   $        54.3   $        50.6   $       48.8   $        46.3
  30 days past due loans as a % of total                       2.5%            2.4%            2.4%           2.3%            2.6%
  Loss reserves (millions):
    Beginning balance                                $       1,469   $       1,401   $       1,367   $      1,419   $       1,475
      Provision                                                393             671             510            445             471
      Net write-offs                                          (404)           (596)           (494)          (490)           (474)
      Other                                                     96              (7)             18             (7)            (53)
                                                     -------------   -------------   -------------  -------------   -------------
    Ending balance                                   $       1,554   $       1,469   $       1,401   $      1,367   $       1,419
                                                     =============   =============   =============  =============   =============
    % of loans                                                 2.9%            2.7%            2.8%           2.8%            3.1%
    % of past due                                              116%            114%            114%           121%            120%
  Average loans                                      $        53.7   $        51.9   $        49.6   $       47.5   $        46.4
  Net write-off rate                                           3.0%            4.6%            4.0%           4.1%            4.1%
  Net finance charge revenue(C)/average loans                  9.2%            9.4%            9.4%           9.2%            9.1%

(A) "Owned" or GAAP basis measurement reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under "Managed Basis" in the Company's press release that accompanies this information for further discussion of the managed basis presentation.

(C) Computed on an annualized basis.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                   Quarters Ended
                                                                       March 31,
                                                            ---------------------------     Percentage
                                                                2006           2005          Inc/(Dec)
                                                            -----------     -----------    ------------
Revenues:
  Discount revenue, net card fees and other                 $     2,314     $     2,059              12%
  Cardmember lending:
     Finance charge revenue                                         674             522              29
     Interest expense                                               194             120              62
                                                            -----------     -----------
       Net finance charge revenue                                   480             402              19
  Securitization income, net                                        386             316              22
                                                            -----------     -----------
      Total revenues                                              3,180           2,777              15
                                                            -----------     -----------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                                       1,034             837              24
  Provision for losses                                              307             342             (10)
  Human resources and other operating expenses                    1,043             895              17
                                                            -----------     -----------
    Total expenses                                                2,384           2,074              15
                                                            -----------     -----------
Pretax segment income                                               796             703              13
Income tax provision                                                250             221              13
                                                            -----------     -----------
Segment income                                              $       546     $       482              13
                                                            ===========     ===========

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION

Quarters Ended March 31,
(Millions)

                                                         GAAP Basis                       Securitization Effect
                                                  -----------------------   Percentage   -----------------------
                                                     2006         2005       Inc/(Dec)       2006        2005
                                                   --------     --------    ----------    --------     ---------
Revenues:
Discount revenue, net card fees and other          $  2,314     $  2,059          12%     $     48      $     53
  Cardmember lending:
    Finance charge revenue                              674          522          29           733           609
    Interest expense                                    194          120          62           247           140
                                                   --------     --------                  --------      --------
      Net finance charge revenue                        480          402          19           486           469
  Securitization income, net                            386          316          22          (386)         (316)
                                                   --------     --------                  --------      --------
     Total revenues                                   3,180        2,777          15           148           206
                                                   --------     --------                  --------      --------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                           1,034          837          24            13            (4)
  Provision for losses                                  307          342         (10)          126           212
  Human resources and other operating expenses        1,043          895          17             9            (2)
                                                   --------     --------                  --------      --------
     Total expenses                                   2,384        2,074          15      $    148      $    206
                                                   --------     --------                  --------      --------
Pretax segment income                                   796          703          13
Income tax provision                                    250          221          13
                                                   --------     --------
Segment income                                     $    546     $    482          13
                                                   ========     ========

                                                   Tax Equivalent Effect          Managed Basis
                                                   ---------------------     ---------------------    Percentage
                                                     2006        2005          2006         2005       Inc/(Dec)
                                                   --------     --------     --------     --------    ----------
Revenues:
Discount revenue, net card fees and other          $     55     $     57     $  2,417     $  2,169            11%
  Cardmember lending:
    Finance charge revenue                                                      1,407        1,131            24
    Interest expense                                                              441          260            70
                                                                             --------     --------
      Net finance charge revenue                                                  966          871            11
  Securitization income, net                                                        -            -
                                                   --------     --------     --------     --------
     Total revenues                                      55           57        3,383        3,040            11
                                                   --------     --------     --------     --------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                                                     1,047          833            26
  Provision for losses                                                            433          554           (22)
  Human resources and other operating expenses                                  1,052          893            18
                                                                             --------     --------
     Total expenses                                                             2,532        2,280            11
                                                   --------     --------     --------     --------
Pretax segment income                                    55           57          851          760            12
Income tax provision                               $     55     $     57     $    305   $      278            10
                                                   --------     --------     --------     --------
Segment income

The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarters ended March 31, 2006 and 2005 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $(22) million and $6 million, respectively, are offset by marketing, promotion, rewards and cardmember services expenses of $(13) million and $4 million, respectively, and other operating expenses of $(9) million and $2 million, respectively. Accordingly, the impact of this net activity, have been eliminated.

The tax equivalent effect represents an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned. Accordingly, the managed Selected Financial Information above for the quarters ended March 31, 2006 and 2005 assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.

(Preliminary)
                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION

Quarters Ended
(Millions)

                                                              GAAP Basis                Securitization Effect
                                                   -----------------------------   -----------------------------
                                                    December 31,   September 30,    December 31,   September 30,
                                                        2005            2005            2005            2005
                                                   -------------   -------------   -------------   -------------
Revenues:
  Discount revenue, net card fees and other         $     2,401     $     2,233     $        53     $        53
                                                    -----------     -----------     -----------     -----------
  Cardmember lending:
    Finance charge revenue                                  685             614             744             721
    Interest expense                                        200             156             226             209
                                                    -----------     -----------     -----------     -----------
      Net finance charge revenue                            485             458             518             512
  Securitization income, net                                295             353            (295)           (353)
                                                    -----------     -----------     -----------     -----------
     Total revenues                                       3,181           3,044             276             212
                                                    -----------     -----------     -----------     -----------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                               1,097           1,003              (6)             (2)
  Provision for losses                                      509             458             287             215
  Human resources and other operating expenses            1,037             950              (5)             (1)
                                                    -----------     -----------     -----------     -----------
     Total expenses                                       2,643           2,411     $       276     $       212
                                                    -----------     -----------     -----------     -----------
Pretax segment income                                       538             633
Income tax provision                                        124             190
                                                    -----------     -----------
Segment income                                      $       414     $       443
                                                    ===========     ===========

                                                       Tax Equivalent Effect               Managed Basis
                                                   -----------------------------   -----------------------------
                                                    December 31,   September 30,    December 31,   September 30,
                                                        2005            2005            2005            2005
                                                   -------------   -------------   -------------   -------------
Revenues:
  Discount revenue, net card fees and other         $        56     $        56     $     2,510     $     2,342
  Cardmember lending:
    Finance charge revenue                                                                1,429           1,335
    Interest expense                                                                        426             365
                                                                                    -----------     -----------
      Net finance charge revenue                                                          1,003             970
  Securitization income, net                                                                  -               -
                                                    -----------     -----------     -----------     -----------
     Total revenues                                          56              56           3,513           3,312
                                                    -----------     -----------     -----------     -----------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                                                               1,091           1,001
  Provision for losses                                                                      796             673
  Human resources and other operating expenses                                            1,032             949
                                                                                    -----------     -----------
     Total expenses                                                                       2,919           2,623
                                                    -----------     -----------     -----------     -----------
Pretax segment income                                        56              56             594             689
Income tax provision                                $        56     $        56     $       180     $       246
                                                    -----------     -----------     -----------     -----------
Segment income

The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarters ended December 31, 2005 and September 30, 2005 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $11 million and $3 million, respectively, are offset by higher marketing, promotion, rewards and cardmember services expenses of $6 million and $2 million, respectively, and other operating expenses of $5 million and $1 million, respectively. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

The tax equivalent effect represents an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned. Accordingly, the managed Selected Financial Information above for the quarters ended December 31, 2005 and September 30, 2005 assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION

Quarter Ended
(Millions)

                                                 GAAP Basis     Securitization Effect     Tax Equivalent Effect     Managed Basis
                                                ------------   -----------------------   -----------------------   ---------------
                                                   June 30,            June 30,                 June 30,               June 30,
                                                    2005                 2005                     2005                   2005
                                                ------------        ------------              ------------           ------------
Revenues:
  Discount revenue, net card fees and other      $    2,233          $       51               $       57              $    2,341
  Cardmember lending:
    Finance charge revenue                              587                 618                                            1,205
    Interest expense                                    140                 164                                              304
                                                 ----------          ----------                                       ----------
      Net finance charge revenue                        447                 454                                              901
  Securitization income, net                            296                (296)                                               -
                                                 ----------          ----------               ----------              ----------
     Total revenues                                   2,976                 209                       57                   3,242
                                                 ----------          ----------               ----------              ----------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                             974                  (1)                                             973
  Provision for losses                                  367                 210                                              577
  Human resources and other operating expenses          938                   -                                              938
                                                 ----------          ----------                                       ----------
     Total expenses                                   2,279          $      209                                            2,488
                                                 ----------          ----------               ----------              ----------
Pretax segment income                                   697                                           57                     754
Income tax provision                                    220                                   $       57              $      277
                                                 ----------                                   ----------              ----------
Segment income                                   $      477
                                                 ==========

The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarter ended June 30, 2005 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $1 million are offset by higher marketing, promotion, rewards and cardmember services expenses of $1 million. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

The tax equivalent effect represents an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned. Accordingly, the managed Selected Financial Information above for the quarter ended June 30, 2005 assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                         Quarters Ended
                                                                            March 31,
                                                               --------------------------------       Percentage
                                                                    2006              2005             Inc/(Dec)
                                                                -------------     -------------       -----------
Card billed business                                            $        75.3     $        65.0                16%
Total cards-in-force (millions)                                          38.3              35.5                 8
Basic cards-in-force (millions)                                          28.4              26.1                 9
Average basic cardmember spending (dollars)                     $       2,690     $       2,506                 7%

U.S. Consumer Travel
  Travel sales                                                  $         0.5     $         0.4                25%
  Travel commissions and fees/sales                                       8.1%              9.0%

Worldwide Travelers Cheque and prepaid products:
  Sales                                                         $         4.2     $         4.2                 -%
  Average outstanding                                           $         6.9     $         7.1                (3)%
  Average investments                                           $         7.7     $         7.8                (1)%
  Investment yield (A)                                                    5.0%              5.2%
  Tax equivalent yield - managed (A)                                      7.7%              8.0%

Total segment assets                                            $        66.6     $        57.7                15%
Segment capital                                                 $         5.0     $         4.4                14%
Return on segment capital (B)                                            39.4%             39.4%

Cardmember receivables:
  Total receivables                                             $        17.2     $        15.7                10%
  90 days past due as a % of total                                        2.3%              2.3%
  Net loss ratio as a % of charge volume                                 0.20%             0.25%

Cardmember lending - owned basis (C):
  Total loans                                                   $        24.3     $         18.7               30%
  30 days past due loans as a % of total                                  2.4%              2.6%
  Average loans                                                 $        24.0     $         19.2               25%
  Net write-off rate                                                      2.6%              3.9%
  Net finance charge revenue(D)/average loans                             8.1%              8.4%

Cardmember lending - managed basis (E):
  Total loans                                                   $        45.1     $        39.2                15%
  30 days past due loans as a % of total                                  2.4%              2.5%
  Average loans                                                 $        45.3     $        39.3                15%
  Net write-off rate                                                      2.6%              4.1%
  Net finance charge revenue(D)/average loans                             8.7%              8.9%

(A) Investment yield represents earnings on certain tax-exempt securities. The tax equivalent yield - managed represents earnings on such tax-exempt securities as if it had been earned on a taxable basis and assumes an income tax-rate of 35 percent.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(C) "Owned" or GAAP basis measurement reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(D) Computed on an annualized basis.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under "Managed Basis" in the Company's press release that accompanies this information for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                 Quarters Ended
                                                  ----------------------------------------------------------------------------
                                                    March 31,     December 31,    September 30,      June 30,       March 31,
                                                      2006            2005            2005             2005            2005
                                                  -------------   -------------   -------------   -------------  -------------
Revenues:
  Discount revenue, net card fees and other       $       2,314   $       2,401   $       2,233   $       2,233  $       2,059
  Cardmember lending:
    Finance charge revenue                                  674             685             614             587            522
    Interest expense                                        194             200             156             140            120
                                                  -------------   -------------   -------------   -------------   ------------
      Net finance charge revenue                            480             485             458             447            402
  Securitization income, net                                386             295             353             296            316
                                                  -------------   -------------   -------------   -------------   ------------
    Total revenues                                        3,180           3,181           3,044           2,976          2,777
                                                  -------------   -------------   -------------   -------------   ------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                               1,034           1,097           1,003             974            837
  Provision for losses                                      307             509             458             367            342
  Human resources and other operating
    expenses                                              1,043           1,037             950             938            895
                                                  -------------   -------------   -------------   -------------   ------------
    Total expenses                                        2,384           2,643           2,411           2,279          2,074
                                                  -------------   -------------   -------------   -------------   ------------
  Pretax segment income                                     796             538             633             697            703
  Income tax provision                                      250             124             190             220            221
                                                  -------------   -------------   -------------   -------------   ------------
  Segment income                                  $         546   $         414   $         443   $         477   $        482
                                                  =============   =============   =============   =============  =============

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                   Quarters Ended
                                                    ---------------------------------------------------------------------
                                                      March 31,     December 31,    September 30,    June 30,   March 31,
                                                        2006            2005            2005           2005       2005
                                                    -------------   -------------   -------------   ---------   ---------
Card billed business                                $        75.3   $        80.8   $        74.2   $    72.8   $    65.0
Total cards-in-force (millions)                              38.3            37.5            36.9        36.1        35.5
Basic cards-in-force (millions)                              28.4            27.7            27.2        26.5        26.1
Average quarterly basic cardmember spending         $       2,690   $       2,945   $       2,765   $   2,769   $   2,506
  (dollars)

U.S. Consumer Travel

  Travel sales                                      $         0.5   $         0.5   $         0.5   $     0.5   $     0.4
  Travel commissions and fees/sales                           8.1%            8.4%            8.6%        8.8%        9.0%

Worldwide Travelers Cheque and prepaid products:

  Sales                                             $         4.2   $         4.8   $         5.8   $     4.9   $     4.2
  Average outstanding                               $         6.9   $         6.9   $         7.3   $     7.1   $     7.1
  Average investments                               $         7.7   $         7.6   $         7.9   $     7.7   $     7.8
  Investment yield (A)                                        5.0%            5.1%            5.1%        5.2%        5.2%
  Tax equivalent yield - managed (A)                          7.7%            7.9%            7.8%        8.0%        8.0%

Total segment assets                                $        66.6   $        70.3   $        61.6   $    60.9   $    57.7
Segment capital                                     $         5.0   $         5.1   $         4.9   $     4.5   $     4.4
Return on segment capital (B)                                39.4%           38.9%           39.7%       39.2%       39.4%

Cardmember receivables:
  Total receivables                                 $        17.2   $        19.2   $        16.8   $    16.8   $    15.7
  90 days past due as a % of total                            2.3%            1.8%            2.0%        2.0%        2.3%
  Net loss ratio as a % of charge volume                     0.20%           0.38%           0.30%       0.29%       0.25%

Cardmember lending - owned basis (C):
  Total loans                                       $        24.3   $        24.8   $        22.4   $    20.9   $    18.7
  30 days past due loans as a % of total                      2.4%            2.3%            2.4%        2.3%        2.6%
  Average loans                                     $        24.0   $        23.2   $        20.9   $    20.3   $    19.2
  Net write-off rate                                          2.6%            4.1%            3.6%        3.9%        3.9%
  Net finance charge revenue(D)/average loans                 8.1%            8.4%            8.7%        8.8%        8.4%

Cardmember lending - managed basis (E):
  Total loans                                       $        45.1   $        46.0   $        43.0   $    41.6   $    39.2
  30 days past due loans as a % of total                      2.4%            2.3%            2.4%        2.2%        2.5%
  Average loans                                     $        45.3   $        44.1   $        42.3   $    40.3   $    39.3
  Net write-off rate                                          2.6%            4.6%            3.8%        4.0%        4.1%
  Net finance charge revenue(D)/average loans                 8.7%            9.1%            9.2%        8.9%        8.9%

(A) Investment yield represents earnings on certain tax-exempt securities. The tax equivalent yield - managed represents earnings on such tax-exempt securities as if it had been earned on a taxable basis and assumes an income tax-rate of 35 percent.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(C) "Owned" or GAAP basis measurement reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(D) Computed on an annualized basis.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under "Managed Basis" in the Company's press release that accompanies this information for further discussion of the managed basis presentation.

(Preliminary)

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                        Quarters Ended
                                                           March 31,
                                                    -----------------------   Percentage
                                                        2006       2005       Inc/(Dec)
                                                    ----------- -----------  -------------
Revenues:
  Discount revenue, net card fees and other          $   2,109   $   1,982              6%
  Cardmember lending:
    Finance charge revenue                                 293         247             19
    Interest expense                                        99          83             19
                                                     ---------   ---------
      Net finance charge revenue                           194         164             18
                                                     ---------   ---------
    Total revenues                                       2,303       2,146              7
                                                     ---------   ---------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                                343         310             11
  Provision for losses and benefits                        349         228             53
  Human resources and other operating expenses           1,300       1,366             (5)
                                                     ---------   ---------
    Total expenses                                       1,992       1,904              5
                                                     ---------   ---------
Pretax segment income                                      311         242             29
Income tax provision                                        98          50             96
                                                     ---------   ---------
Segment income                                       $     213   $     192             11
                                                     =========   =========

(Preliminary)

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                        Quarters Ended
                                                           March 31,
                                                     ---------------------    Percentage
                                                       2006        2005        Inc/(Dec)
                                                     ---------   ---------   ------------
Card billed business                                 $    45.2   $    39.1             16%
Total cards-in-force (millions)                           23.2        21.7              7
Basic cards-in-force (millions)                           18.4        17.2              7
Average basic cardmember spending (dollars)          $   2,494   $   2,275             10%

Global Corporate & International Consumer Travel
  Travel sales                                       $     4.8   $     4.6              4%
  Travel commissions and fees/sales                        7.8%        8.4%

International banking:
  Total loans                                        $     7.2   $     7.0              3%
  Private banking holdings                           $    20.8   $    18.9             10%

Total segment assets                                 $    53.0   $    48.5              9%
Segment capital                                      $     4.3   $     3.8             13%
Return on segment capital (A)                             23.2%       21.3%

Cardmember receivables:
  Total receivables                                  $    15.6   $    14.4              8%
  90 days past due as a % of total                         1.3%        1.4%
  Net loss ratio as a % of charge volume                  0.17%       0.22%

Cardmember lending:
  Total loans                                        $     8.4   $     7.1             18%
  30 days past due loans as a % of total                   3.2%        2.8%
  Average loans                                      $     8.4   $     7.2             17%
  Net write-off rate                                       5.5%        4.3%
  Net finance charge revenue(B)/average loans              9.4%        9.2%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(B) Computed on an annualized basis.

(Preliminary)

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                  Quarters Ended
                                                  ---------------------------------------------------------------------------
                                                    March 31,     December 31,    September 30,     June 30,        March 31,
                                                      2006            2005            2005            2005            2005
                                                  ------------    ------------    ------------    ------------   ------------
Revenues:
  Discount revenue, net card fees and other       $      2,109    $      2,115    $      2,041    $      2,083   $      1,982
  Cardmember lending:
    Finance charge revenue                                 293             278             259             251            247
    Interest expense                                        99              94              88              86             83
                                                  ------------    ------------    ------------    ------------   ------------
      Net finance charge revenue                           194             184             171             165            164
                                                  ------------    ------------    ------------    ------------   ------------
    Total revenues                                       2,303           2,299           2,212           2,248          2,146
                                                  ------------    ------------    ------------    ------------   ------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                                343             321             310             328            310
  Provision for losses and benefits                        349             286             270             239            228
  Human resources and other operating expenses           1,300           1,402           1,315           1,437          1,366
                                                  ------------    ------------    ------------    ------------   ------------
    Total expenses                                       1,992           2,009           1,895           2,004          1,904
                                                  ------------    ------------    ------------    ------------   ------------
Pretax segment income                                      311             290             317             244            242
Income tax provision                                        98              57              68              19             50
                                                  ------------    ------------    ------------    ------------   ------------
Segment income                                    $        213    $        233    $        249    $        225   $        192
                                                  ============    ============    ============    ============   ============

(Preliminary)

                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                       Quarters Ended
                                                        ------------------------------------------------------------------------
                                                        March 31,      December 31,     September 30,     June 30,      March 31,
                                                          2006            2005              2005            2005          2005
                                                        ---------     -------------     -------------    ---------     ---------
Card billed business                                    $    45.2     $        45.1     $        41.8     $   42.5     $    39.1
Total cards-in-force (millions)                              23.2              22.7              22.2         22.0          21.7
Basic cards-in-force (millions)                              18.4              18.0              17.6         17.5          17.2
Average quarterly basic cardmember spending (dollars)   $   2,494     $       2,534     $       2,384     $  2,449     $   2,275

Global Corporate & International Consumer Travel
  Travel sales                                          $     4.8     $         4.7     $         4.4     $    5.1     $     4.6
  Travel commissions and fees/sales                           7.8%              8.4%              8.6%         8.8%          8.4%

International banking:
 Total loans                                            $     7.2     $         7.1     $         6.9     $    7.0     $     7.0
 Private banking holdings                               $    20.8     $        20.3     $        20.2     $   19.8     $    18.9

Total segment assets                                    $    53.0     $        51.7     $        49.9     $   49.7     $    48.5
Segment capital                                         $     4.3     $         4.1     $         3.8     $    3.9     $     3.8
Return on segment capital (A)                                23.2%             23.2%             22.3%        21.8%         21.3%

Cardmember receivables:
  Total receivables                                     $    15.6     $        14.5     $        15.2     $   14.7     $    14.4
  90 days past due as a % of total                            1.3%              1.3%              1.2%         1.3%          1.4%
  Net loss ratio as a % of charge volume                     0.17%             0.18%             0.24%        0.20%         0.22%

Cardmember lending:

  Total loans                                           $     8.4     $         8.3     $         7.5     $    7.2     $     7.1
  30 days past due loans as a % of total                      3.2%              2.8%              2.8%         2.7%          2.8%
  Average loans                                         $     8.4     $         7.8     $         7.3     $    7.1     $     7.2
  Net write-off rate                                          5.5%              4.4%              5.0%         4.8%          4.3%
  Net finance charge revenue(B)/average loans                 9.4%              9.4%              9.3%         9.3%          9.2%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(B) Computed on an annualized basis.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                         Quarters Ended
                                                             March 31,
                                                      --------------------     Percentage
                                                        2006        2005        Inc/(Dec)
                                                      --------    --------     ------------
Revenues:
  Discount revenue, fees and other                    $    705    $    638               11%
                                                      --------    --------
Expenses:
  Marketing and promotion                                  135         165              (18)
  Provision for losses                                      10          17              (41)
  Human resources and other operating expenses             298         285                5
                                                      --------    --------
    Total expenses                                         443         467               (5)
                                                      --------    --------
Pretax segment income                                      262         171               53
Income tax provision                                        96          60               60
                                                      --------    --------
Segment income                                        $    166    $    111               50
                                                      ========    ========

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                         Quarters Ended
                                                            March 31,
                                                      --------------------     Percentage
                                                        2006        2005        Inc/(Dec)
                                                      --------    --------     -----------
Global Card billed business (A)                       $  127.2    $  109.3         16%

Global Network & Merchant Services:
  Total segment assets                                $    5.7    $    4.6         24%
  Segment capital                                     $    1.3    $    1.1         24%
  Return on segment capital (B)                           51.7%       53.6%

Global Network Services:
  Card billed business                                $    6.6    $    5.3         25%
  Total cards-in-force (millions)                         11.0         8.9         24%

(A) Global Card billed business includes activities related to proprietary cards, cards issued under network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                      Quarters Ended
                                                        ------------------------------------------------------------------------
                                                        March 31,      December 31,     September 30,      June 30,     March 31,
                                                          2006            2005               2005            2005         2005
                                                        ---------     -------------     -------------     ---------     ---------
Revenues:
  Discount revenue, fees and other                      $     705     $         725     $         693     $     691     $     638
                                                        ---------     -------------     -------------     ---------     ---------
Expenses:
  Marketing and promotion                                     135               141               167           131           165
  Provision for losses                                         10                13                19            17            17
  Human resources and other operating expenses                298               319               293           298           285
                                                        ---------     -------------     -------------     ---------     ---------
    Total expenses                                            443               473               479           446           467
                                                        ---------     -------------     -------------     ---------     ---------
Pretax segment income                                         262               252               214           245           171
Income tax provision                                           96                86                73            90            60
                                                        ---------     -------------     -------------     ---------     ---------
Segment income                                          $     166     $         166     $         141     $     155     $     111
                                                        =========     =============     =============     =========     =========

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                       Quarters Ended
                                                        ------------------------------------------------------------------------
                                                        March 31,      December 31,     September 30,     June 30,      March 31,
                                                          2006            2005               2005           2005          2005
                                                        ---------     -------------     -------------    ---------     ---------
Global Card billed business (A)                         $   127.2     $       132.6     $       121.7     $  120.8     $   109.3

Global Network & Merchant Services:
  Total segment assets                                  $     5.7     $         4.5     $         4.5     $    4.7     $     4.6
  Segment capital                                       $     1.3     $         1.3     $         1.2     $    1.1     $     1.1
  Return on segment capital (B)                              51.7%             49.2%             49.4%        54.0%         53.6%

Global Network Services:
  Card billed business                                  $     6.6     $         6.9     $         6.0     $    5.8     $     5.3
  Total cards-in-force (millions)                            11.0              10.8               9.9          9.2           8.9

(A) Global Card billed business includes activities related to proprietary cards, cards issued under network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.